UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 28, 2013

Nelnet, Inc.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street Suite 201 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 28, 2013, Nelnet, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement dated as of February 17, 2012 (the “Credit Agreement”) for the Company's unsecured line of credit with U.S. Bank National Association, as agent for the lenders, and the lender parties thereto. The Credit Agreement was previously reported under Item 1.01 of a Current Report on Form 8-K filed by the Company on February 24, 2012, which is incorporated by reference herein.
Under the terms of the Amendment, the Company's unsecured line of credit under the Credit Agreement was increased from $250 million to $275 million, and the maturity date of the Credit Agreement was extended from February 17, 2016 to March 28, 2018. In addition, Bank of Montreal, Chicago Branch entered into the Amendment to become a new additional lender party under the Credit Agreement. As of March 28, 2013, the $275 million unsecured line of credit had an outstanding balance of $115 million and $160 million available for future use.
Bank of Montreal, Chicago Branch and certain of its affiliates may have performed and/or may in the future perform various commercial banking, lending, investment banking, financial advisory, trustee or other services for the Company and its subsidiaries, for which they have received and/or will receive customary fees and reimbursement of expenses.
The description above is a summary of the Amendment and is qualified in its entirety by the complete text of the Amendment, a copy of which is filed with this report as Exhibit 10.1, and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information related to the $275 million unsecured line of credit discussed under Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1
Amendment No. 2 dated as of March 28, 2013 to Credit Agreement dated as of February 17, 2012, by and among Nelnet, Inc., U.S. Bank National Association, as Agent for the Lenders, and various lender parties thereto.

10.2*
Amendment No. 1 dated as of March 16, 2012 to Credit Agreement dated as of February 17, 2012, by and among Nelnet, Inc., U.S. Bank National Association, as Agent for the Lenders, and various lender parties thereto.

*Filed herewith for purposes of providing a complete set of all amendment documents to the Credit Agreement. The original Credit Agreement has been previously filed as an exhibit to the Company's Current Report on Form 8-K filed on February 24, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 2, 2013                     NELNET, INC.

By:    /s/ TERRY J. HEIMES
Name: Terry J. Heimes
Title: Vice President

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